                                                                Exhibit 10.115

                 FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT
                 ---------------------------------------------


          THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (the "Amendment"),
                                                                   ---------
dated as of August 20, 1996, is entered into by and among MICRON TECHNOLOGY, INC. (the "Company"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as
           -------
agent for itself and the Banks (the "Agent"), and the several financial
                                     -----
institutions party to the Credit Agreement (collectively, the "Banks").
                                                               -----

                                    RECITALS
                                    --------

          A. The Company, the Banks and the Agent are parties to a Revolving Credit Agreement dated as of May 14, 1996 (the "Credit Agreement"), pursuant to
                                                ----------------
which the Banks have extended certain credit facilities to the Company.

          B. The Company has requested that the Agent and the Banks agree to certain amendments of the Credit Agreement.

          C. The Agent and the Banks are willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

          NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1.  Defined Terms.  Unless otherwise defined herein, capitalized terms
              -------------
used herein shall have the meanings assigned to them in the Credit Agreement.

          2.  Amendments to Credit Agreement.
              ------------------------------

              (a) Subsection 5.11(b) and Section 5.19 of the Credit Agreement are each hereby amended by deleting the date "March 15, 1996" set forth therein and inserting the date "July 24, 1996" in its place.

              (b) Section 6.02 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of subsection (d), (ii) deleting the period at the end of subsection (e) and replacing it with "; and" and (iii) adding the following subsection (f) at the end thereof:

                   "(f) on or before February 27, 1997 (2Q97), a certificate executed by a Responsible Officer indicating whether the Company has consummated equipment financings of at least $300,000,000 from and including February 29, 1996 through and including February 27, 1997
      (2Q97)."

              (c) Subsection 7.01(j) of the Credit Agreement is hereby amended by deleting the reference to "15%" therein and replacing it with "20%".

     (d) Subsection 7.03(c) of the Credit Agreement is hereby amended and restated in its entirety so as to read as follows:

          "(c) any other material (greater than $1,000,000 individually) assets, including the capital stock of Subsidiaries owned by the Company, outside the ordinary course of business (the parties hereby agreeing that dispositions of inventory, or used, worn-out or surplus equipment, or equipment pursuant to Permitted Sale-Leaseback Transactions shall be considered to be dispositions in the ordinary course of business), if the aggregate fair market value of all material assets so sold by the Company and its Subsidiaries, together with the aggregate fair market value of any material (greater than $1,000,000 individually) assets disposed of pursuant to sale-leaseback transactions which do not constitute Permitted Sale-Leaseback Transactions, on a cumulative basis, would exceed 10% of the
     Company's consolidated tangible assets as of the last day of the fiscal quarter most recently ended prior thereto; provided that
                                                       --------
     any such dispositions of assets by or among the Company and its Subsidiaries must be permitted by Section 7.07."

     (e) Subsection 7.04(d) of the Credit Agreement is hereby amended and restated in its entirety so as to read as follows:

          "(d) any Subsidiary may liquidate or dissolve, provided, that if such Subsidiary is not a Wholly-Owned Subsidiary, any proceeds of such liquidation or dissolution which the Company is entitled to receive by virtue of its ownership in such Subsidiary and which are not distributed directly or indirectly to the Company would be a distribution permitted under
     Section 7.09(d)."

     (f) Subsection 7.05(c) of the Credit Agreement is hereby amended and restated in its entirety so as to read as follows:

          "(c) Investments made by the Company to or in its Subsidiaries (including Micron Electronics, Inc.), or by a Subsidiary of the Company to or in the Company or another Subsidiary, to the extent permitted by Section 7.07, provided, that (i) Investments to or in Micron Electronics, Inc. may not at any time exceed $100,000,000 in aggregate principal amount outstanding, and (ii) Investments to or in any Subsidiary that is not a Wholly-Owned Subsidiary (other than Micron Electronics, Inc.) may not at any time exceed, in aggregate principal amount outstanding, an amount equal to 5% of Consolidated Tangible Net Worth as of the last day of the fiscal quarter most recently ended prior thereto;"

     (g) Clause (i) of subsection 7.05(e) of the Credit Agreement is hereby amended and restated in its entirety so as to read as follows:

          "(i) the cumulative aggregate consideration paid (including the assumption of debt), or outstanding principal amount, in the case of an advance, loan or other extension of credit, or assets contributed in all such Investments after the Closing Date (including the proposed Investment) does not at any time exceed 25% of the consolidated tangible assets of the Company as of the last day of the fiscal quarter most recently ended prior thereto,"

     (h) Subsection 7.06(h) of the Credit Agreement is hereby amended and restated in its entirety so as to read as follows:

          "(h) Indebtedness incurred by Subsidiaries of the Company (including Micron Electronics, Inc.) from Persons other than the Company or another Subsidiary (excluding Indebtedness permitted under subsection 7.06(d)) up to a maximum aggregate principal amount outstanding of $100,000,000;"

     (i) Section 7.12 of the Credit Agreement is hereby amended and restated in its entirety so as to read as follows:

          "7.12  Adjusted Quick Ratio.  The Company shall not permit,
                 --------------------
     as of the last day of any fiscal quarter, the ratio of (a) the sum of (i) cash, cash equivalents and liquid investments, and
     (ii) net trade accounts receivable of the Company and its Subsidiaries on a consolidated basis, to (b) the sum (without duplication) of (i) current liabilities of the Company and its Subsidiaries on a consolidated basis (plus long-term liabilities related to customer deposits), and (ii) any Loans outstanding, to be less than the amount set forth below for the applicable date:

       Minimum Adjusted                         As of the last day of the
       Quick Ratio                              fiscal quarter ending
       -----------                              ---------------------
       0.45 to 1.00                             August 29, 1996 (4Q96)
       0.40 to 1.00                             November 28, 1996 (1Q97)
       0.40 to 1.00                             February 27, 1997 (2Q97)
       0.40 to 1.00                             May 29, 1997 (3Q97)
       0.50 to 1.00                             August 28, 1997 (4Q97)
       0.50 to 1.00                             November 27, 1997 (1Q98)
       0.50 to 1.00                             February 26, 1998 (2Q98)
       0.70 to 1.00                             May 28, 1998 (3Q98) and
                                                as of the last day of each
                                                fiscal quarter thereafter

     (j) Section 7.13 of the Credit Agreement is hereby amended and restated in its entirety so as to read as follows:

          "7.13  Consolidated Tangible Net Worth.  The Company shall
                 -------------------------------
     not permit, as of the last day of any fiscal quarter, Consolidated Tangible Net Worth to be less than an amount equal to $2,172,333,000, plus the sum of (a) 75% of Consolidated Net Income (not reduced by
     ----
     Consolidated Net Loss for any period) earned in each fiscal quarterly accounting period commencing after the Closing Date, and (b) 100% of the amount by which Consolidated Tangible Net Worth increases as a result of any secondary public or private offering of equity securities by the Company and its Subsidiaries (not in connection with an Acquisition or employee stock option or purchase plans) after the Closing Date."

     (k) Section 7.15 of the Credit Agreement is hereby amended and restated in its entirety so as to read as follows:

          "7.15  Minimum Cash Flow.  The Company shall not permit,
                 -----------------
     as of the last day of any fiscal quarter, EBITDA for the fiscal quarter then ending, to be less than the amount set forth below:

                                                    For the
        Minimum EBITDA                       fiscal quarter ending
        --------------                       ---------------------

        $ 70,000,000                         August 29, 1996 (4Q96)
        $100,000,000                         November 28, 1996 (1Q97)
        $110,000,000                         February 27, 1997 (2Q97)
        $165,000,000                         May 29, 1997 (3Q97)
        $205,000,000                         August 28, 1997 (4Q97)
        $215,000,000                         November 27, 1997 (1Q98)
        $230,000,000                         February 26, 1998 (2Q98)
        $250,000,000                         May 28, 1998 (3Q98)
        $300,000,000                         September 3, 1998 (4Q98)
                                             and as of the last day of each
                                             fiscal quarter thereafter

     (l) Article VII of the Credit Agreement is hereby amended by adding the following Section 7.16 at the end thereof:

          "7.16  Maximum Consolidated Net Loss.  The Company shall
                 -----------------------------
     not permit, as of the last day of the applicable fiscal quarter, Consolidated Net Loss to exceed (a) $25,000,000, for the fiscal quarter ending August 29, 1996 (4Q96), (b) $15,000,000, for the fiscal quarter ending November 28, 1996 (1Q97), and (c) $5,000,000, for the fiscal quarter ending February 27, 1997 (2Q97).

     (m) Section 8.04 of the Credit Agreement is hereby amended and restated in its entirety so as to read as follows:

          "8.04  Certain Financial Covenant Defaults.  In the event
                 -----------------------------------
     that, after taking into account any extraordinary charge to earnings taken or to be taken as of the end of any fiscal perio of the Company (a "Charge"), and if solely by virtue of such
                        ------
     Charge, there would exist an Event of Default due to the breach of any of Sections 7.12, 7.13, 7.14, 7.15 or 7.16 as of such fiscal period end date, such Event of Default shall be deemed to arise upon the earlier of (a) the date after such fiscal period end date on which the Company announces publicly it will take, is taking or has taken such Charge (including an announcement in the form of a statement in a report filed with the SEC) or, if such announcement is made prior to such fiscal period end date, the date that is such fiscal period end date, and (b) the date the Company delivers to the Agent its audited annual or unaudited quarterly financial statements in respect of such fiscal period reflecting such Charge as taken."

     (n) Schedule 2.01 (Commitments and Pro Rata Shares) to the Credit Agreement is hereby replaced in its entirety by Schedule 2.01 attached hereto.

     (o) Exhibit C (Form of Borrowing Base Certificate) to the Credit Agreement is hereby replaced in its entirety by Exhibit C attached hereto.

     (p) Exhibit D (Form of Compliance Certificate) to the Credit Agreement is hereby replaced in its entirety by Exhibit D attached hereto.

     (q) The definitions of the following terms contained in Annex I to the Credit Agreement are each hereby amended and restated in their entirety so as to read as follows:

          "Applicable Fee Percentage" means, for any date, the per annum percentage amount set forth below based on the Leverage Ratio set forth in the Compliance Certificate most recently delivered pursuant to Section 6.02(b):

       Leverage                                                 Applicable
         Ratio                                                Fee Percentage
         -----                                                --------------

       Less than 0.250                                              0.150%
       Greater than or equal to 0.250 but less than 0.450           0.225%
       Greater than or equal to 0.450 but less than 0.650           0.275%
       Greater than or equal to 0.650                               0.350%

          The Applicable Fee Percentage shall be adjusted automatically as to the commitment fee then accruing effective as of the 90th day after the end of each fiscal year and the 45th day of the end of the first three fiscal quarters of each fiscal year based on the Leverage Ratio set forth in the most recently delivered Compliance Certificate.

          "Applicable Margin" means, for any date, with respect to
           -----------------
     each Offshore Rate Loan or Base Rate Loan outstanding on such date, the applicable margin (on a per annum basis) set forth below based on the Leverage Ratio set forth in the Compliance Certificate most recently delivered pursuant to Section 6.02(b):

                                                          Applicable Margin

 Leverage                                             Offshore Rate    Base Rate
   Ratio                                                  Loans          Loans
------------------------------                        -------------    ---------

Less than 0.250                                            0.400%       0.000%
Greater than or equal to 0.250 but less than 0.450         0.650%       0.000%
Greater than or equal to 0.450 but less than 0.650         0.750%       0.000%
Greater than or equal to 0.650                             0.875%       0.000%


     Provided, that at any time as the aggregate outstanding principal amount of Loans exceeds $250,000,000, the Applicable Margin in respect of any Offshore Rate Loans and Base Rate Loans then outstanding shall be increased by an additional 0.250%.

          The Applicable Margin shall be adjusted automatically as to all Loans then outstanding effective as of the 90th day after the end of each fiscal year and the 45th day of the end of the first three fiscal quarters of each fiscal year based on the Leverage Ratio set forth in the most recently delivered Compliance Certificate.

          "Borrowing Base" means, as of any date of determination,
           --------------
     an amount equal to (a) $200,000,000, plus (b) 70% of the Adjusted Net Accounts Receivables Amount, less (c) the Pari Passu Debt Amount, as of such date; provided, however, that if the average
                              --------  -------
     daily used portion of the combined Commitments of all the Banks for the prior fiscal month (computed on a monthly basis in arrears on the last Business Day of each fiscal month based upon the daily utilization for that fiscal month as calculated by the Agent) exceeds 50%, (i) on and after May 30, 1997, or (ii) on and after February 28, 1997 if the Company has not consummated equipment financings of at least $300,000,000 from and including February 29, 1996 through and including February 27, 1997 (2Q97), then,
                                                           ----
     "Borrowing Base" shall mean, as of any date of determination, an amount equal to (a) 70% of the outstanding face amount of Eligible Accounts Receivable, less (b) the Pari Passu Debt Amount, as of such date.

          "EBITDA" means, for any period, Consolidated Net Income or
           ------
     Consolidated Net Loss, as the case may be, for such period, plus
                                                                 ----
     the sum of (a) consolidated interest expense, (b) income tax expense, (c) depreciation expense, and (d) amortization expense, which were deductible in determining Consolidated Net Income or Consolidated Net Loss.

     (r) The definition of the term "Net Proceeds" contained in Annex I to the Credit Agreement is hereby deleted.

     (s) Annex I to the Credit Agreement is hereby amended to add the following defined term therein, in appropriate alphabetical order:

          "Permitted Sale-Leaseback Transaction" means a transaction pursuant to
           ------------------------------------
     which the Company or any of its Subsidiaries purchases equipment and, within 12 months thereafter, sells such equipment to, and leases back such equipment from, a third-party pursuant to an operating or capital lease.

     3.  Representations and Warranties.  The Company hereby represents and
         ------------------------------
warrants to the Agent and the Banks as follows:

         (a)  No Default or Event of Default has occurred and is continuing.

         (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms.

          (c)  The representations and warranties of the Company contained in
Article V of the Credit Agreement (except for the representations and warranties contained in Sections 5.05 and 5.14) are true and correct, except to the extent such representations and warranties relate to an earlier date, in which case they were true and correct as of such earlier date.

          (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

     4.   Effective Date.  This Amendment will become effective as of August 20,
          --------------
1996 (the "Effective Date"), provided that each of the following conditions
           --------------    --------
precedent is satisfied:

          (a) The Agent has received from the Company and the Majority Banks a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment.

          (b) All representations and warranties contained herein are true and correct as of the Effective Date.

          (c) The Agent has received from the Company, for the account of the Banks, a non-refundable amendment fee in the amount of $500,000, to be allocated among the Banks on the basis of their respective Pro Rata Shares of the Commitment, as reduced by this Amendment.

          (d) The Agent has received from the Company, solely for the account of the Agent, such other fees as may be agreed to by the Agent and the Company.

     5.   Reservation of Rights.  The Company acknowledges and agrees that the
          ---------------------
execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to forbear or execute similar amendments under the same or similar circumstances in the future.

     6.   Miscellaneous.
          -------------

          (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

          (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

          (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

          (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the

Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

          (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

          (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

          (g) The Company covenants to pay to or reimburse the Agent, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


                             MICRON TECHNOLOGY, INC.


                             By: /S/ Norman L. Schlachter
                                 -----------------------------
                             Name:  Norman L. Schlachter
                             Title: Treasurer


                             BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION, as Agent


                             By: /s/ Wendy M. Young
                                 -----------------------------
                             Name:  Wendy M. Young
                             Title: Vice President


                             BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION, as a Bank

                             By: /s/ Michael J. McCutchin
                                 -----------------------------
                             Name:  Michael J. McCutchin
                             Title: Vice President

                             SEATTLE FIRST NATIONAL BANK, as Co-Agent


                             By: /s/ Thomas P. Rook
                                 -----------------------------
                             Name: Thomas P. Rook
                             Title: Vice President



                             BANK OF MONTREAL, as Co-Agent


                             By: /s/ Authorized Signatory
                                 -----------------------------
                             Name:
                             Title:



                             PNC BANK, NATIONAL ASSOCIATION,
                             as Co-Agent



                             By: /s/ Jeffrey P. White
                                 -----------------------------
                             Name: Jeffrey P. White
                             Title: Commercial Banking Officer


                             UNITED STATES NATIONAL BANK OF OREGON,
                             as Co-Agent



                             By: /s/ Jeff A. Killian
                                 -----------------------------
                             Name: Jeff A. Killian
                             Title: Vice President

                             ABN AMRO BANK N.V. SEATTLE BRANCH
                             By:  ABN AMRO North America, Inc., as agent



                             By: /s/ Lee-Lee Miao
                                 -----------------------------
                             Name: Lee-Lee Miao
                             Title: Vice President and Director


                             By: /s/ Leif H. Olsson
                                 -----------------------------
                             Name: Leif H. Olsson
                             Title: Group Vice President and Director


                             BANQUE NATIONALE DE PARIS


                             By: /s/ Rafael C. Lumanlan
                                 -----------------------------
                             Name: Rafael C. Lumanlan
                             Title: Vice President


                             By: /s/ Charles Day
                                 -----------------------------
                             Name: Charles Day
                             Title: Assistant Vice President



                             FIRST SECURITY BANK OF IDAHO, N.A.


                             By: /s/ Brian W. Cook
                                 -----------------------------
                             Name: Brian W. Cook
                             Title: Vice President

                             FLEET NATIONAL BANK


                             By: /s/ Frank Bonesh
                                --------------------------------
                             Name:  Frank Bonesh
                             Title: Vice President


                             KEY BANK OF WASHINGTON


                             By: /s/ Richard J. Amery
                                --------------------------------
                             Name:  Richard J. Amery
                             Title: Assistant Vice President


                             MELLON BANK, N.A.


                             By: /s/ B. Charles Jackson
                                --------------------------------
                             Name:  B. Charles Jackson
                             Title: Senior Vice President


                             ROYAL BANK OF CANADA


                             By: /s/ Michael Cole
                                --------------------------------
                             Name:  Michael Cole
                             Title: Manager


                             THE BANK OF NEW YORK


                             By: /s/ Bruce C. Miller
                                --------------------------------
                             Name:  Bruce C. Miller
                             Title: Vice President and
                                    Division Manager

                             THE BANK OF NOVA SCOTIA


                             By: /s/ J.S. York
                                ---------------------------
                             Name:  J.S. York
                             Title:  Vice President



                             THE DAI-ICHI KANGYO BANK, LIMITED, SAN
                                FRANCISCO AGENCY



                             By: /s/ Seigo Makino
                                ---------------------------
                             Name:  Seigo Makino
                             Title:  Joint General Manager


                             THE FUJI BANK, LIMITED, LOS ANGELES
                                AGENCY


                             By: /s/ Nobuhiro Umemura
                                ---------------------------
                             Name:  Nobuhiro Umemura
                             Title:  Joint General Manager


                             THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                SAN FRANCISCO AGENCY


                             By: /s/ Yoh Nakahara
                                ---------------------------
                             Name:  Yoh Nakahara
                             Title:  General Manager

                             THE LONG-TERM CREDIT BANK OF JAPAN,
                             LTD., LOS ANGELES AGENCY



                             By:/s/Motokazu Uematsu
                                --------------------
                             Name: Motokazu Uematsu
                             Title: General Manager


                             THE SUMITOMO BANK LIMITED, LOS ANGELES
                             BRANCH



                             By:/s/Tatsuo Ueda
                                --------------------
                             Name: Tatsuo Ueda
                             Title: General Manager

                                 SCHEDULE 2.01
                        COMMITMENTS AND PRO RATA SHARES
                        -------------------------------


Bank                                        Commitment    Pro Rata Share
----------------------------------------   ------------   --------------

Bank of America National                   $ 31,200,000     7.800000000%
Trust and Savings Association

Seattle First National Bank                  31,200,000     7.800000000

Bank of Montreal                             31,200,000     7.800000000

PNC Bank, National Association               31,200,000     7.800000000

United States National Bank of Oregon        31,200,000     7.800000000

ABN AMRO Bank, N.V.
Seattle Branch                               23,200,000     5.800000000

The Bank of Nova Scotia                      23,200,000     5.800000000

The Industrial Bank of Japan,
Limited, San Francisco Agency                23,200,000     5.800000000

Key Bank of Washington                       23,200,000     5.800000000

Royal Bank of Canada                         23,200,000     5.800000000

Banque Nationale de Paris                    19,200,000     4.800000000

The Fuji Bank, Limited,
Los Angeles Agency                           19,200,000     4.800000000

The Bank of New York                         12,800,000     3.200000000

The Dai-Ichi Kangyo Bank,
Limited, San Francisco Agency                12,800,000     3.200000000

First Security Bank of
Idaho, N.A.                                  12,800,000     3.200000000

Fleet National Bank                          12,800,000     3.200000000

The Long-Term Credit Bank of
Japan, Ltd., Los Angeles Agency              12,800,000     3.200000000

Mellon Bank, N.A.                            12,800,000     3.200000000

The Sumitomo Bank Limited
Los Angeles Branch                           12,800,000     3.200000000
                                           ------------   -------------

       TOTAL                               $400,000,000   100.000000000%
                                           ============   =============

                                   EXHIBIT C

                       FORM OF BORROWING BASE CERTIFICATE
                       ----------------------------------


                            MICRON TECHNOLOGY, INC.
                      DATED AS OF:  ______________, 199__


     Reference is made to that certain Revolving Credit Agreement dated as of May 14, 1996 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among Micron Technology, Inc. (the "Company"), the several
-----------------                                       -------
financial institutions from time to time party to this Credit Agreement (the "Banks"), and Bank of America National Trust and Savings Association, as agent
------
for the Banks (in such capacity, the "Agent").  Unless otherwise defined herein,
                                      -----
capitalized terms used herein have the respective meanings assigned to them in the Credit Agreement.

     The undersigned Responsible Officer of the Company hereby certifies as of the date hereof that he/she is the [Chief Financial Officer] [Treasurer] of the Company, and that, as such, he/she is authorized to execute and deliver this Certificate to the Banks and the Agent on the behalf of the Company and its consolidated Subsidiaries, and that:

     1. The Pari Passu Debt Amount (outstanding Senior Unsecured Debt plus outstanding Indebtedness permitted pursuant to Section 7.06(h)) is $___________.

     2.  Prior to the dates referred to in Paragraph 3 below:

         (a) The Adjusted Net Accounts Receivables Amount (80%/*/ of the face amount of net trade receivables determined in accordance with GAAP) is $___________; and

         (b) The Borrowing Base ($200,000,000 plus 70% of the Adjusted Net Accounts Receivables Amount, less the Pari Passu Debt Amount) is $__________.

     3. On and after May 30, 1997, or on and after February 28, 1997, if the Company has not consummated equipment financings of at least $300,000,000 from and including February 29, 1996 through and including February 27, 1997 (2Q97):

         (a) The outstanding face amount of all Eligible Accounts Receivable is $_________;

         (b) The Borrowing Base (70% of the outstanding face amount of all Eligible Accounts Receivable, less the Pari Passu Debt Amount) is $__________.

     4. The aggregate principal amount of all outstanding Loans is $___________.

     5. The amount by which the aggregate principal amount of all outstanding Loans is [greater] [less] than the Borrowing Base is $___________.

     6.  Attached as Schedule 1 hereto is a true and correct copy of supporting
                     ----------
details for the foregoing calculations.

___________________
/*/  Subject to adjustment.

     7. The values used to calculate the Borrowing Base are true and correct and in agreement with the records of the Company, and the calculations made above and on Schedule 1 are mathematically accurate.
             ----------

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of ______________, 199__.


                              MICRON TECHNOLOGY, INC.



                              By: ____________________________________
                              Title:

                                   EXHIBIT D

                         FORM OF COMPLIANCE CERTIFICATE
                         ------------------------------


                            MICRON TECHNOLOGY, INC.
                FINANCIAL STATEMENT DATE:  ______________, 199__


     Reference is made to that certain Revolving Credit Agreement dated as of May 14, 1996 (as extended, renewed, amended or restated from time to time, the

"Credit Agreement") among Micron Technology, Inc. (the "Company"), the several
 ----------------                                       -------
financial institutions from time to time party to this Credit Agreement (the

"Banks"), and Bank of America National Trust and Savings Association, as agent
 -----
for the Banks (in such capacity, the "Agent").  Unless otherwise defined herein,
                                      -----
capitalized terms used herein have the respective meanings assigned to them in the Credit Agreement.

     The undersigned Responsible Officer of the Company hereby certifies as of the date hereof that he/she is the [Chief Financial Officer] [Treasurer] of the Company, and that, as such, he/she is authorized to execute and deliver this Certificate to the Banks and the Agent on the behalf of the Company and its consolidated Subsidiaries, and that:

[Use the following paragraph if this Certificate is delivered in connection with the financial statements required by subsection 6.01(a) of the Credit Agreement.]

     1.  Attached as Schedule 1 hereto are true and correct copies of the
                     ----------
audited consolidated balance sheet of the Company and its Subsidiaries as at the end of the fiscal year ended _______________, 199__ and the related consolidated statements of income or operations, shareholders' equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous fiscal year, accompanied by the opinion of the Independent Auditor, which opinion (a) states that such consolidated financial statements present fairly in all material respects the financial position of the Company as of the date thereof and the results of operations for the periods indicated in conformity with GAAP applied on a basis consistent with prior years, except as otherwise indicated therein, and (b) is not qualified or limited because of a restricted or limited examination by the Independent Auditor of any material portion of the Company's or any Subsidiary's records.

[Use the following paragraph if this Certificate is delivered in connection with the financial statements required by subsection 6.01(b) of the Credit Agreement.]

     1.  Attached as Schedule 1 hereto are true and correct copies of the
                     ----------
unaudited consolidated balance sheet of the Company and its Subsidiaries as of the end of the fiscal quarter ended __________, 199__ and the related consolidated statements of income for the period commencing on the first day and ending on the last day of such quarter, and statement of cash flows for the year to date, which fairly present in all material respects, in accordance with GAAP (subject to ordinary, good faith year-end audit adjustments and except for the absence of footnotes), the financial position and the results of operations of the Company and the Subsidiaries.

     2. The undersigned has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and conditions (financial or otherwise) of the Company during the accounting period covered by the attached financial statements.

     3. The Company, during such period, has observed, performed or satisfied all of its covenants and other agreements, and satisfied every condition in the Credit Agreement to be observed, performed or satisfied by the Company, and the undersigned has no knowledge of any Default or Event of Default.

     4. The representations and warranties of the Company contained in Article V of the Credit Agreement are true and correct as though made on and as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they were true and correct as of such earlier date).

     5.  The following financial covenant analyses and information set forth on

Schedule 2 attached hereto are true and accurate on and as of the date of this
----------
Certificate.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of ______________, 199__.


                              MICRON TECHNOLOGY, INC.



                              By: ______________________________________
                              Title:

                                   SCHEDULE 2
                                   ----------
                         to the Compliance Certificate
                                  ($ in 000's)

                                                     Date: ______________, 199__
                                                     For the fiscal quarter/year
                                                     ended ______________, 199__

                                                                         Actual            Required/Permitted
                                                                      -----------    ------------------------------

1. Section 7.12:  Adjusted Quick Ratio.
   -----------------------------------

   The ratio of:
   A.  the sum of:
       (i)   cash, cash equivalents and liquid investments            __________

                             plus
                            ------

       (ii)  net trade accounts receivable                            __________

                     (i) + (ii)                                =      __________

   B.  the sum (without duplication) of:

       (i)  current liabilities                                       __________

                             plus
                            ------

       (ii)  long-term liabilities related to
             customer deposits and loans                              __________


                             plus
                            ------

       (iii)  any Loans outstanding                                   __________

             (i) + (ii) + (iii)                                  =    __________

                              A
                            -----                                =                   Not less than:
                              B                                       ==========
                                                                                                         As of the Last Day
                                                                                     Minimum Adjusted       of the Fiscal
                                                                                        Quick Ratio        Quarter Ending
                                                                                     ----------------    ------------------

                                                                                     0.45 to 1.00        August 29, 1996
                                                                                     0.40 to 1.00        November 28, 1996
                                                                                     0.40 to 1.00        February 27, 1997
                                                                                     0.40 to 1.00        May 29, 1997
                                                                                     0.50 to 1.00        August 28, 1997
                                                                                     0.50 to 1.00        November 27, 1997
                                                                                     0.50 to 1.00        February 26, 1998
                                                                                     0.70 to 1.00        May 28, 1998
                                                                                                         and thereafter

                                                                         Actual            Required/Permitted
                                                                      -----------    ------------------------------
2.  Section 7.13:  Consolidated Tangible Net Worth.
    ----------------------------------------------
    Consolidated Tangible Net Worth:
    A.  total stockholders' equity
                                                                      __________
                          less
                         ------
    B.  the net book value of all assets including deferred
        charges, leasehold conversion costs, franchise rights,
        non-compete agreements, research and development costs,
        capitalized costs associated with software development
        expenses, goodwill, unamortized debt discounts,
        patents, patent applications, trademarks, trade names,
        and copyrights and licenses                                   __________
                           A - B                                 =
                                                                      ==========     Not to be less than the sum of:
                                                                                     A.  $2,172,333,000

                                                                                                    plus
                                                                                                   ------

                                                                                     B.  75% of Consolidated Net Income (not reduced

                                                                                         by Consolidated Net Loss) earned in each
                                                                                         quarterly accounting period commencing
                                                                                         after 5/14/96  __________

                                                                                                    plus
                                                                                                   ------

                                                                                     C.  100% of increase in Consolidated Tangible
                                                                                         Net Worth from certain equity securities
                                                                                         issued after 5/14/96   __________
                                                                                         A + B + C         =
                                                                                                                ==========

                                                                         Actual            Required/Permitted
                                                                      -----------    ------------------------------
3.  Section 7.14:  Leverage Ratio.
    -----------------------------
    The ratio of:

    A.  Consolidated Adjusted Total Liabilities
        (i)   total liabilities                                       __________

                           plus
                          ------

        (ii)  certain off-balance sheet obligations
                                                                      __________

                        (i) + (ii)                              =     _________

    B.  Consolidated Tangible Net Worth: (from #2 above)        =     __________

                            A
                        --------                                =
                            B                                         ==========    Not greater than 0.75 to 1.00


                                                                         Actual            Required/Permitted
                                                                      -----------    ------------------------------
4.  Section 7.15:  Minimum Cash Flow.
    ----------------------------------
    A.  EBITDA means the sum of:
        (i)   Consolidated Net Income                                 __________
             (or Consolidated Net Loss)

                           plus
                          ------

        (ii)  consolidated interest expense/1/                        __________

                           plus
                          ------

        (iii)  income tax expense/1/                                  __________

                           plus
                          ------

        (iv)   depreciation expense/1/                                __________

                           plus
                          ------

        (v)  amortization expense/1/                                  __________

             (i) + (ii) + (iii) + (iv) + (v)                      =                  Not less than:
                                                                      ==========
                                                                                                           For the
                                                                                     Minimum EBITDA     Quarter Ending
                                                                                     --------------     --------------

                                                                                     $ 70,000,000       August 29, 1996
                                                                                     $100,000,000       November 28, 1996
                                                                                     $110,000,000       February 27, 1997
                                                                                     $165,000,000       May 29, 1997
                                                                                     $205,000,000       August 28, 1997
                                                                                     $215,000,000       November 27, 1997
                                                                                     $230,000,000       February 26, 1998
                                                                                     $250,000,000       May 28, 1998
                                                                                     $300,000,000       September 3, 1998
                                                                                                        and thereafter
5. Section 7.16:  Maximum Consolidated Net Loss.
   --------------------------------------------
   Consolidated Net Loss for the fiscal quarter ending:

        August 29, 1996                                               __________     Not greater than $25,000,000

        November 28, 1996                                             __________     Not greater than $15,000,000

        February 27, 1997                                             __________     Not greater than $5,000,000

_______________________
/1/ To the extent deductible in determining Consolidated Net Income or Consolidated Net Loss.

                                                                         Actual            Required/Permitted
                                                                      -----------    ------------------------------
6.  Section 7.01(j):  Purchase Money Liens.
    --------------------------------------

    Indebtedness secured by purchase money and other
    similar security interests  =                                    $__________     Not to exceed 20% of consolidated
                                                                                     net property, plant and
                                                                                     equipment = $_______________

7.  Section 7.01(q):  Secured Swap Obligations.
    ------------------------------------------

    Permitted Swap Obligations secured by cash
    collateral or government securities  =                           $__________     Not to exceed 5% of consolidated
                                                                                     tangible fixed assets = $________


8.  Section 7.03(c):  Disposition of Material Assets.
    ------------------------------------------------

    Aggregate fair market value of all material assets
    sold outside of ordinary course of business  =                   $__________     Not to exceed 10% of consolidated
                                                                                     tangible assets = $_________

9.  Section 7.05(c):  Affiliate Investments.
    ---------------------------------------

    Investment to or in Micron Electronics, Inc.  =                  $__________     Not to exceed $100,000,000

    Investments to or in any other non-Wholly-Owned Subsidiary       $__________     Not to exceed 5% of Consolidated
                                                                                     Tangible Net Worth = $__________

10. Section 7.05(e):  Acquisitions or Minority Investments.
    ------------------------------------------------------

    Aggregate consideration (including assumption of debt) or
    assets contributed in order to consummate Acquisitions or
    minority Investments  =                                          $__________     Not to exceed 25% of consolidated
                                                                                     tangible assets = $__________

11. Section 7.05(l):  Other Investments.
    -----------------------------------

    Investments not otherwise permitted by Section 7.05  =           $__________     Not to exceed 2% of consolidated
                                                                                     tangible assets = $__________

12. Section 7.06(h):  Third-Party Indebtedness.
    ------------------------------------------

    Indebtedness incurred by Subsidiaries from Persons other
    than the Company or another Subsidiary (excluding
    Indebtedness permitted under subsection 7.06(d))  =              $__________     Not to exceed $100,000,000

                                     Pages D-7 and D-8 to be furnished (1) as of
                                      the end of each fiscal year and (2) as and
                                       when requested by Agent or Majority Banks

                                                                         Actual            Required/Permitted
                                                                      -----------    ------------------------------
13. Section 7.06(j):  Subordinated Debt/Senior Unsecured Debt.
    ---------------------------------------------------------
    (i)  Subordinated Debt  =                                         $__________

                          plus

    (ii)  Senior Unsecured Debt  =                                    $__________
          (i) + (ii)  =                                               $               Not to exceed the greater of:
                                                                       ==========
                                                                                      (a)  $150,000,000
                                                                                               and
                                                                                      (b)  10% of:
                                                                                           (i)   Company's stockholder equity
                                                                                                          less
                                                                                           (ii)  principal amount of all Company's
                                                                                                 committed or outstanding secured
                                                                                                 debt, subordinated debt, guarantees

                                                                                                 and senior unsecured debt
                                                                                                 (including under this Agreement)
                                                                                                 = $_________
14. Section 7.06(m):  Other Indebtedness/Contingent Obligations.
    -----------------------------------------------------------
    Indebtedness and Contingent Obligations other than for
    borrowed money, to the extent not otherwise permitted by
    Section 7.06  =                                                   $__________     Not to exceed $100,000,000

15. Section 7.09: Restricted Payments.
    ---------------------------------

    Cash Restricted Payments permitted by Section 7.09(d)  =          $__________     Not to exceed 25% of Consolidated
                                                                                      Net Income, on a rolling four
                                                                                      quarter basis = $__________


                                     Pages D-7 and D-8 to be furnished (1) as of
                                      the end of each fiscal year and (2) as and
                                       when requested by Agent or Majority Banks